Segment Reporting	3 Months Ended
Mar. 31, 2025
Segment Reporting [Abstract]
Segment reporting
(25)	Segment reporting

The Group operates in one operating segment. Operating segments are defined as components of an enterprise about which separate financial information is evaluated regularly by the chief operating decision maker (“CODM”) in deciding how to allocate resources and assessing performance. The Group’s CODM role is fulfilled by the Executive Leadership Team, who allocates resources and assesses performance based upon consolidated financial information. The geographic segments for the long-lived assets and ROU assets are disclosed below.

There are no external customers that account for more than 10% of sales for the reporting period.